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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2001
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                             SALON MEDIA GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                    0-26395                    94-3228750
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(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
    OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)



         22 FOURTH STREET, 16TH FLOOR, SAN FRANCISCO, CA       94103
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 645-9200
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

On October 24, 2001, Salon Media Group, Inc. (the "Company") held its 2001 Annual Stockholder Meeting. The Stockholders of the Company approved the proposal to issue shares of the Company's Common stock upon (i) the conversion of the Company's issued and issuable Series A Preferred Stock, and (ii) the exercise of warrants for the purchase of shares of the Company's Common Stock issued and issuable in connection with the issuance of the Series A Preferred Stock. The Stockholders also approved the amendment to our Amended and Restated Certificate of Incorporation to effect a reverse split of our outstanding Common Stock, leaving the Company's Board of Directors with the option to effect the reverse split at any time on or before March 31, 2002.



SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           SALON MEDIA GROUP, INC.

Dated: 11/05/01            /s/ Robert O'Callahan
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                           Robert O'Callahan, Chief Financial Officer

























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